                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 1997




                            INTRANET SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



Minnesota                          0-19817                          41-1652566
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



            8091 Wallace Road, Eden Prairie, MN                        55344
            (Address of principal executive offices)                 (Zip Code)



          (Former Name or Former Address, if changed Since Last Report)



       Registrant's telephone number, including area code: (612) 903-2000

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         On September 26, 1997, IntraNet Solutions Inc. (the "Company") formally adopted a plan of disposition for its on-demand publishing distribution business. The plan of disposal specifically targets a sale of substantially all the assets of the on-demand publishing distribution business to an established on-demand publishing provider.

         Attached as Exhibits A, B, C and D are the proforma condensed consolidated balance sheets as of September 30, 1997 and March 31, 1997, the proforma condensed consolidated statements of operations for the year ended March 31, 1997 and six month periods ended September 30, 1997 and 1996, the proforma condensed consolidated statements of cash flows for the year ended March 31, 1997 and six month periods ended September 30, 1997 and 1996, and the notes to the proforma condensed consolidated financial statements, respectively. For all periods presented, the proforma financial statements attached reflect the operating results of the on-demand publishing distribution business as a discontinued operation.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    March 3, 1999



                                        INTRANET SOLUTIONS, INC.



                                        By: /s/ Jeffrey J. Sjobeck
                                            -----------------------------------
                                        Name: Jeffrey J. Sjobeck
                                        Title:   Chief Financial Officer

                              EXHIBIT A TO FORM 8-K

                            INTRANET SOLUTIONS, INC.
                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)





                                   ASSETS                                                        September 30,         March 31,
                                                                                                    1997                 1997
                                                                                                 ------------         ---------

CURRENT ASSETS:
     Cash                                                                                         $  1,172,744      $    121,798
     Accounts receivable, net                                                                        5,165,676         2,779,849
     Note receivable                                                                                   570,604           801,993
     Inventories                                                                                       348,095           313,160
     Prepaid expenses and other current assets                                                         454,407           371,817
                                                                                                  ------------      ------------
         Total current assets                                                                        7,711,526         4.388,617

PROPERTY AND EQUIPMENT, NET                                                                            579,080           564,924
INTANGIBLE ASSETS, NET                                                                                 113,338           133,338
NET ASSETS OF DISCONTINUED OPERATIONS                                                                2,040,224         2,015,903
                                                                                                  ------------      ------------
                                                                                                  $ 10,444,168      $  7,102,782
                                                                                                  ============      ============
                                LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
     Revolving credit facility                                                                    $  2,451,649      $  1,809,086
     Promissory notes payable, net of discount                                                       1,082,638           808,932
     Current portion of long-term debt                                                                 546,387           996,314
     Accounts payable                                                                                3,145,079         2,089,926
     Deferred revenues                                                                                 202,602           210,351
     Accrued expenses                                                                                  527,301           433,583
                                                                                                  ------------      ------------
     Total current liabilities                                                                       7,955,656         6,348,192

LONG-TERM DEBT, NET OF CURRENT PORTION                                                                 240,997           628,064
OTHER                                                                                                   80,827           199,887
                                                                                                  ------------      ------------
     Total liabilities                                                                               8,277,480         7,176,143
                                                                                                  ------------      ------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):
     Series A Preferred stock, $.01 par value, $5.00 stated value, 1,000,000 shares authorized
     800,000 and 0 shares issued and outstanding, respectively                                       2,980,046                --
     Common stock, $.01 par value. 24,000,000 shares authorized,
     7,693,790 and 7,523,603 issued and outstanding, respectively                                       76,938            75,236
     Additional paid-in capital                                                                      5,861,512         3,827,356
     Accumulated deficit                                                                            (6,554,945)       (3,744,833)
     Unearned compensation                                                                            (196,863)         (231,120)
                                                                                                  ------------      ------------
     Total stockholders' equity (deficit)                                                            2,166,688           (73,361)
                                                                                                  ------------      ------------
                                                                                                  $ 10,444,168      $  7,102,782
                                                                                                  ============      ============

                              EXHIBIT B TO FORM 8-K

                             INTRANET SOLUTIONS, INC
            PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)


                                                                                            SIX MONTHS ENDED
                                                                  YEAR ENDED                ----------------
                                                                   MARCH 31,        SEPTEMBER 30,      SEPTEMBER 30,
                                                                    1997                 1997               1996
                                                                 -----------         ------------      -------------
REVENUES:
     Hardware integration                                       $ 10,476,702        $  6,556,839        $  4,639,787
     Software, technical services and support                      5,713,874           3,000,018           2,238,581
                                                                ------------        ------------        ------------
       Total revenues                                             16,190,576           9,556,857           6,878,368
                                                                ------------        ------------        ------------
COST OF REVENUES:
     Hardware integration                                          8,792,240           5,523,812           3,858,879
     Software, technical services and support                      3,345,764           1,566,501           1,448,733
                                                                ------------        ------------        ------------
       Total cost of revenues                                     12,138,004           7,090,313           5,307,612
                                                                ------------        ------------        ------------

       Gross profit                                                4,052,572           2,466,544           1,570,756
                                                                ------------        ------------        ------------
OPERATING EXPENSE:
     Sales and marketing                                           2,014,160           1,338,305             851,245
     General and Administrative                                    1,983,591           1,174,873             781,097
     Research and development                                      1,115,782             636,971             531,987
                                                                ------------        ------------        ------------
       Total operating expenses                                    5,113,533           3,150,149           2,164,329
                                                                ------------        ------------        ------------

       Loss from operations                                       (1,060,961)           (683,605)           (593,573)

INTEREST EXPENSE, NET                                                127,747             196,143              48,761
                                                                ------------        ------------        ------------
LOSS BEFORE INCOME TAXES                                          (1,188,708)           (879,748)           (642,334)

       Income tax benefit                                                  -                   -            (221,049)
                                                                ------------        ------------        ------------
LOSS FROM CONTINUING OPERATIONS                                   (1,188,708)           (879,748)           (421,285)

DISCONTINUED OPERATIONS
     Loss from operations of discontinued
       distribution group (net of applicable taxes)               (2,559,756)           (950,364)           (495,904)
                                                                ------------        ------------        ------------
NET LOSS                                                          (3,748,464)         (1,830,112)           (917,189)

PREFERRED STOCK ACCRETION                                                 --             980,000                  --
                                                                ------------        ------------        ------------
LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS                        ($ 3,748,464)       ($ 2,810,112)         ($ 917,189)
                                                                ============        ============        ============

LOSS FROM CONTINUING OPERATIONS PER COMMON SHARE                     ($ 0.19)            ($ 0.12)            ($ 0.06)

NET LOSS PER COMMON SHARE                                            ($ 0.58)            ($ 0.24)            ($ 0.12)

LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS PER COMMON SHARE            ($ 0.58)            ($ 0.37)            ($ 0.12)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                         6,418,111           7,591,377           7,440,606
                                                                   =========           =========           =========

                             EXHIBIT C TO FORM 8-K

                            INTRANET SOLUTIONS, INC.
            PROFORMA CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)


                                                                                      Six Months Ended
                                                             Year Ended         -------------------------------
                                                             March 31,          September 30,      September 30,
                                                                1997                1997                1996
                                                            ------------        ------------       ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net loss                                               ($3,748,464)       ($1,830,112)         ($917,189)
      Adjustments to reconcile net loss
      to cash flows from operating activities -
      Depreciation and amortization                              231,157            127,644            103,999
      Loss on sale of fixed assets                                 1,609                 --                 --
      Stock option compensation earned                            26,309             34,257              2,442
      Discount amortization                                       17,527             53,952                 --
      Non-cash special charges                                   219,361                 --                 --
      Discontinued operations                                   (867,555)           (24,321)          (338,152)
      Changes in operating assets and liabilities               (750,395)        (1,526,041)          (494,624)
                                                             -----------        -----------        -----------
        Cash flows from operating activities                  (4,870,451)        (3,164,621)        (1,643,524)
                                                             -----------        -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Proceeds from note receivable                            1,114,169            248,222            159,167
      Proceeds from sale of fixed assets                           6,570                 --                 --
      Purchases of fixed assets                                 (285,103)          (121,800)          (212,407)
                                                             -----------        -----------        -----------
        Cash flows from investing activities                     835,636            126,422            (53,240)
                                                             -----------        -----------        -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Net advances from revolving credit facility                700,988            642,563             88,087
      Proceeds from long-term debt                             2,433,313                 --            500,000
      Payments on long-term debt                                (183,196)          (213,050)           (49,998)
      Payments on capital leases                                  (8,624)            (4,190)            (4,606)
      Payments on other long-term liabilities                         --            (72,260)                --
      Repurchase of treasury stock                                (8,800)            (8,800)           (10,000)
      Issuance of preferred stock                                                 3,529,024                 --
      Issuance of common stock                                        --                 --             29,247
      Proceeds from reverse merger                             1,118,200                 --          1,118,200
      Proceeds from stock options and warrants                    67,219            215,858                 --
                                                             -----------        -----------        -----------
        Cash flows from financing activities                   4,119,100          4,089,145          1,670,930
                                                             -----------        -----------        -----------

NET INCREASE (DECREASE) IN CASH                                   84,285          1,050,946            (25,834)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                    37,513            121,798             35,984
                                                             -----------        -----------        -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                      $  121,798         $1,172,744           $ 10,150
                                                             ===========        ===========        ===========

NON-CASH TRANSACTIONS:
      Equipment acquired with capital lease obligation        $  328,460                 --                 --
      Conversion of debt to common stock                              --         $  250,000                 --
      Conversion of debt to preferred stock                           --         $  150,000                 --
      Common stock issued on purchase of business             $  350,000                 --                 --

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
      Cash paid for interest                                  $  351,955           $160,016           $ 69,475
      Cash paid for income taxes                              $      600             $3,531                 --

DETAIL OF CHANGES IN OPERATING ASSETS AND LIABILITIES:
      Accounts receivable                                    ($  102,883)       ($2,385,827)          $303,476
      Income taxes receivable                                         --                 --           (243,696)
      Inventories                                                (62,888)           (34,935)            37,463
      Prepaid expenses and other current assets                 (492,640)          (208,401)          (381,099)
      Accounts payable                                          (365,621)         1,055,153           (129,992)
      Accrued expenses and other current liabilities             273,637             47,969            (80,776)
                                                             -----------        -----------        -----------
      Net changes in operating assets and liabilities        ($  750,395)       ($1,526,041)         ($494,624)
                                                             ===========        ===========        ===========

                              EXHIBIT D TO FORM 8-K


          NOTES TO PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                  SIX MONTHS ENDED SEPTEMBER 30, 1997 AND 1996


NOTE 1   NATURE OF THE BUSINESS

IntraNet Solutions Inc. (the "Company") develops and implements proprietary software solutions for the management and distribution of critical business information.

On September 26, 1997, Company formally adopted a plan of disposition for its on-demand publishing distribution business. The plan of disposal specifically targets a sale of substantially all the assets of the on-demand publishing distribution business to an established on-demand publishing provider.


NOTE 2   DISCONTINUED OPERATIONS

The proforma condensed consolidated balance sheets as of September 30, 1997 and March 31, 1997, proforma condensed consolidated statements of operations for the year ended March 31, 1997 and six month periods ended September 30, 1997 and 1996, and the proforma condensed consolidated statements of cash flows for the year ended March 31, 1997 and six month periods ended September 30, 1997 and 1996, for all periods presented, reflect the operating results of the on-demand publishing distribution business as a discontinued operation.

Revenues from discontinued operations were $3.8 million for the year ended
March 31, 1997. Revenues from discontinued operations were $2.5 million and $1.4 million for the six months ended September 30, 1997 and 1996, respectively. No tax provision or benefit related to discontinued operations was recognized during the year ended March 31, 1997. Tax benefits of zero and $260,000 related to discontinued operations were recognized for the six months ended September 30, 1997 and 1996, respectively.

Interest expense allocated to discontinued operations includes interest expense directly attributable or related to the discontinued operations. For the year ended March 31, 1997, interest expense allocated to discontinued operations was $183,000. For the six months ended September 30, 1997 and 1996, interest expense allocated to discontinued operations was $122,000 and $76,000, respectively.